EXHIBIT 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report on the Financial Statements and Schedules of The Standard Register Company included in the Annual Report on Form 10-K for the year ended December 28, 1997.



                                                   BATTELLE & BATTELLE, LLP


Dayton, Ohio
April 28, 1998